Exhibit 99.1

1 Investor Presentation Third Quarter 2019

2 2 Forward Looking Statements Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward looking statements are based on, among other things, management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and South State Corporation (“South State”). Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements. South State cautions readers that forward looking statements are subject to certain risks, uncertainties and assumptions that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following: (1) economic downturn risk, potentially resulting in deterioration in the credit markets, greater than expected noninterest expenses, excessive loan losses and other negative consequences, which risks could be exacerbated by potential negative economic developments resulting from federal spending cuts and/or one or more federal budget-related impasses or actions; (2) increased expenses, loss of revenues, and increased regulatory scrutiny associated with our total assets having exceeded $10.0 billion; (3) controls and procedures risk, including the potential failure or circumvention of our controls and procedures or failure to comply with regulations related to controls and procedures; (4) ownership dilution risk associated with potential acquisitions in which South State’s stock may be issued as consideration for an acquired company; (5) potential deterioration in real estate values; (6) the impact of competition with other financial institutions, including pricing pressures (including those resulting from the Tax Cuts and Jobs Act) and the resulting impact, including as a result of compression to net interest margin; (7) credit risks associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed under the terms of any loan- related document; (8) interest risk involving the effect of a change in interest rates on the bank’s earnings, the market value of the bank’s loan and securities portfolios, and the market value of South State’s equity; (9) liquidity risk affecting the bank’s ability to meet its obligations when they come due; (10) risks associated with an anticipated increase in South State’s investment securities portfolio, including risks associated with acquiring and holding investment securities or potentially determining that the amount of investment securities South State desires to acquire are not available on terms acceptable to South State; (11) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (12) transaction risk arising from problems with service or product delivery; (13) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (14) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, the possibility that regulatory agencies may require higher levels of capital above the current regulatory-mandated minimums and including the impact of the recently enacted Tax Cuts and Jobs Act, the Consumer Financial Protection Bureau rules and regulations, and the possibility of changes in accounting standards, policies, principles and practices, including changes in accounting principles relating to loan loss recognition (CECL); (15) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (16) reputation risk that adversely affects earnings or capital arising from negative public opinion; (17) terrorist activities risk that results in loss of consumer confidence and economic disruptions; (18) cybersecurity risk related to the dependence of South State on internal computer systems and the technology of outside service providers, as well as the potential impacts of third party security breaches, subjects each company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (19) greater than expected noninterest expenses; (20) noninterest income risk resulting from the effect of regulations that prohibit financial institutions from charging consumer fees for paying overdrafts on ATM and one-time debit card transactions, unless the consumer consents or opts-in to the overdraft service for those types of transactions; (21) excessive loan losses; (22) failure to realize synergies and other financial benefits from, and to limit liabilities associated with, mergers and acquisitions within the expected time frame; (23) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with merger and acquisition integration, including, without limitation, and potential difficulties in maintaining relationships with key personnel; (24) the risks of fluctuations in market prices for South State common stock that may or may not reflect economic condition or performance of South State; (25) the payment of dividends on South State common stock is subject to regulatory supervision as well as the discretion of the board of directors of South State, South State’s performance and other factors; (26) operational, technological, cultural, regulatory, legal, credit and other risks associated with the exploration, consummation and integration of potential future acquisition, whether involving stock or cash consideration; and (27) other risks and uncertainties disclosed in South State’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC) or disclosed in documents filed or furnished by South State with or to the SEC after the filing of such Annual Reports on Form 10-K, and of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements. All forward-looking statements speak only as of the date they are made and are based on information available at that time. South State does not undertake any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

3 3 South State Corporation: SSB Richmond Columbia Greenville Charlotte Charleston Wilmington Savannah Myrtle Beach Raleigh Atlanta Augusta

4 4 How We Operate the Company Soundness Profitability Growth

5 5 3Q 19 Highlights *Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, and securities gains or losses. GAAP Adjusted* Net Income (millions) $51.56 $51.22 EPS $1.50 $1.49 Return on Average Assets 1.31% 1.30% Return on Average Tangible Equity 16.62 16.51 Efficiency Ratio 58.40 58.40

6 6 Longer-term Targets Loan Growth 5 - 10% Expense Growth 0 - 3% Efficiency Ratio 56 - 57% Capital TCE / TA 8 - 9% Dividend Payout Range 30 - 35% ROTCE 16 - 18%

7 Soundness

8 8 Capital Adequacy 8.8% 9.7% 11.2% 12.2% 12.7% Tangible Common Equity / Tangible Assets Leverage Ratio CET1 Ratio Tier 1 Capital Ratio Total RBC Ratio 9/30/2019

9 9 Asset Quality 0.63% 0.38% 0.29% 0.23% 0.26% 0.26% 2014 2015 2016 2017 2018 3Q 19 NPLs / Loans(1) 1.02% 0.63% 0.43% 0.25% 0.28% 0.27% 2014 2015 2016 2017 2018 3Q 19 NPAs / Assets(2) 121.1% 181.8% 250.7% 293.0% 340.9% 286.3% 2014 2015 2016 2017 2018 3Q 19 ALLL / NPLs(3) 0.16% 0.09% 0.06% 0.04% 0.04% 0.05% 2014 2015 2016 2017 2018 3Q 19 NCOs / Average Loans(4) 1) NPLs / Loans includes Acquired and Non-Acquired. 2) NPAs / Assets = Non-acquired & Acquired non-credit impaired NPLs, all OREO & OAO / Total Assets. 3) ALLL / NPLs include Non-acquired only. 4) NCOs / Average Loans include Non-acquired only.

10 10 CRE Concentration Dollars in billions * Concentration limits calculated based upon bank level total Risk Based Capital (RBC). 3Q 19 Regulatory Guideline Balance % of RBC* Balance % of RBC* CRE $3.5 233% $4.5 300% Construction Land & Development $1.1 70% $1.5 100% $1 Billion in CRE Lending Capacity

11 11 Non-Interest Bearing DDA $3,308 Interest Bearing DDA $2,813 Savings $1,318 Money Market $2,869 Time Deposits $1,715 Other Borrowings $1,086 3Q 19 Funding Dollars in millions

12 Profitability

13 13 $4.11 $4.18 $2.93 $4.86 $3.92 $4.31 $4.55 $4.85 $5.50 $4.15 2015 2016 2017 2018 YTD 2019 EPS Adjusted* EPS (Non-GAAP) Earnings Per Diluted Share * Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, and securities gains or losses, deferred tax asset revaluation, and FDIC loss share early termination.

14 14 Net Interest Margin Dollars in millions 4.04% 3.98% 3.92% 3.82% 3.73% $115.6 $116.5 $114.1 $118.0 $119.3 $128.3 $126.4 $123.3 $127.2 $127.4 3Q 2018 4Q 2018 1Q 2019 2Q 2019 3Q 2019 Net Interest Margin NII - Excluding Accretion Net Interest Income

15 15 Deposit Accounts 54% Mortgage Banking 13% Trust & Investment Services 21% Other 12% Noninterest Income $104.6 Million Revenue Composition 75% 74% 72% 75% 78% 78% 25% 26% 28% 25% 22% 22% 2014 2015 2016 2017 2018 YTD 2019 Noninterest Income Net Interest Income Excludes Securities Gains/Losses.

16 16 Efficiency Ratio * Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, and securities gains or losses, deferred tax asset revaluation, and FDIC loss share early termination. 62.3% 59.4% 63.2% 66.9% 58.4% 59.5% 59.4% 62.5% 59.8% 58.4% 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 Efficiency Ratio Adjusted* Efficiency Ratio

17 17 $0.74 $0.82 $0.98 $1.21 $1.32 $1.38 $0.38 $0.40 $0.43 0.46 2013 2014 2015 2016 2017 2018 YTD 2019 4Q 19 Dividend Declared* Dividend per Common Share Common Stock Dividends CAGR Calculated based on 1Q 13 dividend of $0.18 to 2Q 19 dividend of $0.40. * 4Q 19 dividend of $0.46 declared 10/28/19 with a record date of 11/8/19 and payable on 11/15/19. $1.67

18 18 $12.38 $14.43 $23.49 $31.89 $47.49 $50.60 - 10.00 20.00 30.00 40.00 50.00 60.00 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 3Q19 TBV Cumulative Dividend Tangible Book Value + Cumulative Dividends 15 year increase of 309% $ Cumulative Dividends begin January 1, 2006.

19 Growth

20 20 Market Demographics Source: S&P Global Market Intelligence. 86% of Branch Footprint in High Growth Markets 2.8x 2.4 2.3 2.3 2.2 2.1 1.9 1.7 1.7 1.3 1.3 MSA Branches Myrtle Beach 8 Raleigh 2 Charleston 22 Hilton Head 9 Wilmington 4 Charlotte 21 Greenville 14 Savannah 5 Columbia 9 Augusta 11 Richmond 7 National Average 3.27% Growth >2x Nation Growth 1-2x Nation Population Growth 2020 - 2025

21 21 SSB Footprint Market Share Rank Institution Deposits Market Share 1 Wells Fargo & Co. $ 38.4 19.3% 2 BB&T Corp. 37.9 19.1 3 Bank of America Corp. 27.4 13.8 4 First Citizens BancShares Inc. 12.8 6.4 5 South State Corp. 11.9 6.0 6 United Community Banks, Inc. 4.9 2.5 7 Toronto-Dominion Bank 4.9 2.5 8 Synovus Financial Corp. 4.6 2.3 9 Fifth Third Bancorp 3.3 1.7 10 PNC Financial Services Group Inc. 3.2 1.6 Source: S&P Global Market Intelligence. Deposit Data as of 6/30/19. Money Center and Super Regional branch deposits are capped at $1 Billion. Deposit data pro forma for any announced transactions. Dollars in billions

# Selected Markets

## Charleston

| | | Branches | Deposits | Share |
|---|---|---|---|---|
| 1 | Wells Fargo & Co. (CA) | 24 | $ 3,335 | 22.7% |
| 2 | Bank of America Corp. (NC) | 15 | 2,302 | 15.7 |
| **3** | **South State Corporation (SC)** | **22** | **1,889** | **12.9** |
| 4 | BB&T Corp. (NC) | 22 | 1,503 | 10.3 |
| 5 | First Citizens BancShares Inc. (NC) | 16 | 962 | 6.6 |
| 6 | Carolina Financial Corp. (SC) | 8 | 732 | 5.0 |
| 7 | Synovus Financial Corp. (GA) | 9 | 646 | 4.4 |
| 8 | Pinnacle Financial Partners (TN) | 11 | 600 | 4.1 |
| 9 | Southern First Bancshares Inc. (SC) | 3 | 430 | 2.9 |
| 10 | Toronto-Dominion Bank | 6 | 390 | 2.7 |

## Charlotte

| | | Branches | Deposits | Share |
|---|---|---|---|---|
| 1 | Wells Fargo & Co. (CA) | 80 | $ 9,984 | 23.4% |
| 2 | Bank of America Corp. (NC) | 91 | 8,630 | 20.2 |
| 3 | BB&T Corp. (NC) | 60 | 8,089 | 18.9 |
| 4 | Fifth Third Bancorp (OH) | 37 | 3,303 | 7.7 |
| 5 | First Citizens BancShares Inc. (NC) | 45 | 2,700 | 6.3 |
| **6** | **South State Corporation (SC)** | **21** | **1,629** | **3.8** |
| 7 | Pinnacle Financial Partners (TN) | 9 | 888 | 2.1 |
| 8 | F.N.B. Corp. (PA) | 14 | 866 | 2.0 |
| 9 | First Horizon National Corp. (TN) | 14 | 833 | 2.0 |
| 10 | PNC Financial Services Group (PA) | 18 | 742 | 1.7 |

## Greenville

| | | Branches | Deposits | Share |
|---|---|---|---|---|
| 1 | BB&T Corp. (NC) | 38 | $ 2,971 | 17.0% |
| 2 | Wells Fargo & Co. (CA) | 23 | 2,769 | 15.9 |
| 3 | Bank of America Corp. (NC) | 17 | 2,576 | 14.8 |
| 4 | Toronto-Dominion Bank | 18 | 1,669 | 9.6 |
| **5** | **South State Corporation (SC)** | **14** | **1,089** | **6.2** |
| 6 | First Citizens BancShares Inc. (NC) | 21 | 974 | 5.6 |
| 7 | Southern First Bancshares Inc (SC) | 4 | 913 | 5.2 |
| 8 | United Community Banks Inc. (GA) | 16 | 847 | 4.9 |
| 9 | Travelers Rest Bancshares Inc. (SC) | 10 | 693 | 4.0 |
| 10 | GrandSouth Bancorp. (SC) | 4 | 599 | 3.4 |

## Richmond

| | | Branches | Deposits | Share |
|---|---|---|---|---|
| 1 | BB&T Corp. (NC) | 71 | $ 6,881 | 26.1% |
| 2 | Wells Fargo & Co. (CA) | 56 | 5,810 | 22.1 |
| 3 | Atlantic Union Bankshares Corp. (VA) | 30 | 3,447 | 13.1 |
| 4 | Bank of America Corp. (NC) | 22 | 3,046 | 11.6 |
| 5 | TowneBank (VA) | 9 | 1,102 | 4.2 |
| 6 | Capital One Financial Corp. (VA) | 1 | 1,000 | 3.8 |
| 7 | C&F Financial Corp. (VA) | 15 | 852 | 3.2 |
| 8 | Community Bankers Trust Corp. (VA) | 12 | 681 | 2.6 |
| 9 | Southern National Bancorp of Virginia, Inc. (VA) | 12 | 572 | 2.2 |
| **12** | **South State Corporation (SC)** | **7** | **425** | **1.6** |

22

Source: S&P Global Market Intelligence. MSA Deposit Data as of 6/30/19. Money Center and Super Regional branch deposits are capped at $1 Billion.
Deposit data pro forma for any announced transactions.
Dollars in millions

SOUTH STATE

23 23 BBT / STI Branch Overlap Charlotte 50% Greenville 79% Richmond 63% Charleston 70% Savannah 86% Raleigh 59% Source: S&P Global Market Intelligence as of 12/31/2018. Percentage overlap of BBT / STI branches within a 2 mile radius of each other. South State

24 24 Economic Highlights Richmond Columbia Greenville Charlotte Charleston Wilmington Savannah Myrtle Beach Raleigh Atlanta Augusta

25 Appendix

26 26 Appendix Contents Share Repurchase Activity 27 Average Interest Earning Assets 28 Accretable Yield 29 Loan Portfolio 30 – 33 Investment Portfolio 34 Deposits 35 Lines of Business 36 – 38

27 27 Share Repurchase Activity 1Q19 • 500,000 shares • $66.58 per share average • $33.3 million 2Q19 • 641,200 shares • $73.13 per share average • $46.9 million 3Q19 • 858,800 shares purchased through 9/6/2019 • $75.08 per share average • $64.4 million 4Q19 to date • 165,000 shares • $74.88 per share average • $12.4 million 2019 Total • 2,165,000 shares • $72.52 per share average • $157.0 million 2019 - Forward • 835,000 shares remain under current plan

28 28 Average Interest Earning Assets Dollars in millions Quarterly Averages Assets % of Earning Assets 2Q 19 % of Earning Assets 3Q 19 Change Short-Term Investments 4.5% $ 602 3.6% $ 492 $ (110) Investment Securities 12.1 1,621 13.4 1,820 199 Loans – Acquired 20.1 2,695 18.2 2,471 (224) Loans – Non-acquired 63.1 8,463 64.4 8,754 291 Loans 83.2 $ 11,158 82.6 $ 11,225 $ 67 Loans Held for Sale 0.2 34 0.4 59 25 Total Interest Earning Assets $ 13,415 $ 13,596 $ 181

29 29 Accretable Yield Dollars in millions * Yields Annualized Income Statement Contractual Interest Accretion Total Income Contractual Yield* Total Yield* 3Q 19 Acquired Credit Impaired $ 6.3 $5.4 $11.7 5.49% 11.50% Acquired NonCredit Impaired 25.0 2.7 27.7 4.74 5.31 Total $31.3 $8.1 $39.4 4.87% 6.32% 2Q 19 Acquired Credit Impaired $ 7.1 $5.9 $13.0 5.76% 12.02% Acquired NonCredit Impaired 27.7 3.2 30.9 4.85 5.48 Total $34.8 $9.1 $43.9 5.01% 6.54% 17.9% 12.5% 10.3% 6.1% 5.4% 5% 10% 15% 20% 3Q15 1Q16 3Q16 1Q17 3Q17 1Q18 3Q18 1Q19 3Q19 Accretion / Total Interest Income

30 30 Acquired Loan Portfolio Dollars in millions (A) Represents total loan discount made up of $9.9 million credit mark ($15.3 million total non-accretable difference less $5.4 million interest portion of non-accretable difference) and a non-credit discount of $39.2 million (B) Represents cash flows of principal totaling $39.2 million and interest totaling $50.9 million that are expected to be received in future periods and will be recognized as interest income As of September 30, 2019 Acquired Loans UPB Discount Carrying Value Accretable Yield / Disc Credit Impaired $ 439.8 (A) ($49.1) $ 390.7 (B) $90.1 Non-Credit Impaired 1,989.8 (24.2) 1,965.6 24.2 Tot a l $ 2,429.6 ($73.3) $ 2,356.3 $114.3

31 31 $3,468 $4,221 $5,241 $6,492 $7,933 $8,929 $2,248 $1,783 $1,439 $4,127 $3,080 $2,356 $5,716 $6,004 $6,680 $10,619 $11,013 $11,285 2014 2015 2016 2017 2018 3Q 19 Non Acquired Acquired* Loan Portfolio Mix Dollars in millions *Acquired loans are net of discounts.

32 32 3Q 19 Loan Characteristics Floaters $2,362 21% Hybrid ARMs $2,488 22% Adjustable $90 1% Fixed $6,294 56% Maturity or Repricing <1 year 28% 1 - 5 years 36 5+ years 36 Overall Weighted Average Life of 3-4 Years Dollars in millions Excludes Non-Accrual loans

33 33 3Q 19 Loans Organic Growth Non-acquired Loan Growth 14% Annualized Relationship Driven Top 2 5 7.3% of Total loans Average Loan Size $129,461 Asset Quality NPAs/Assets 0.27% Non-acquired Charge-offs 0.05% Consumer 37.1% Commercial Real Estate 30.0% Commercial 32.9% Loans by Type NC $2.0 Other $0.4 SC $6.1 GA $2.2 VA $0.6 Loans by State (Billions) Organic Growth Relationship Driven Top 2 5 6.8% of Total loans Average Loan Size $130,972 Asset Quality

34 34 Agency Mortgage- Backed Securities 70% State & Municipal AFS 10% SBA 18% U.S. Agency/GSE Debentures 2% 3Q 19 Investment Portfolio Composition Fixed Income Portfolio (AFS & HTM) Tax Equivalent Yield 2.8% Weighted Average Life 4.3 years Effective Duration 2.6 Total Carrying Value $1.9 Billion Fair value for AFS securities; amortized/accreted cost for HTM securities. Does not include FHLB stock or investment in unconsolidated subsidiaries.

35 35 3Q 19 Transaction Deposits Relationship Based Avg. Balance $13,100 Avg. Age 9 Years Consumer Digital Banking Online Banking ~274,000 users Mobile App ~209,000 users DDA & Loan New Accounts ~10% Digital Debit Card Annual Transactions ~108 million 287,000 $3.3 186,000 $2.9 # of Accounts Dollar Balance (billions) Non-interest Checking Interest Checking

36 36 Wealth $5,268 $4,943 $5,511 $4,170 $3,933 $3,828 3Q 19 2018 2017 2016 2015 2014 Assets Under Management or Care (millions) $22,309 $30,229 $25,401 $19,764 $20,117 $18,344 YTD 2019 2018 2017 2016 2015 2014 Noninterest Income (thousands)

37 37 Mortgage Banking $1,167 $1,514 $1,577 $1,404 $1,379 $1,195 YTD 2019 2018 2017 2016 2015 2014 Production (millions) $13,807 $13,590 $17,954 $20,547 $21,761 $16,170 YTD 2019 2018 2017 2016 2015 2014 Noninterest Income (thousands)

38 38 Branch Network Total Branches 12/31/2009 48 Acquired 201 De Novo 1 Consolidated or sold (95) Total Branches 9/30/2019 156 Average deposits per branch 6/30/2009 $ 46 9/30/2019 77 Dollars in millions Average deposits per branch based on total deposits and branch count per company filings.

39 39 Analyst Coverage Janney Montgomery Scott Keefe, Bruyette & Woods Sandler O’Neill Stephens SunTrust Robinson Humphrey

40 40 Investor Contacts 520 Gervais Street Columbia, South Carolina 29201 (800) 277-2175 www.SouthStateBank.com Robert R. Hill, Jr. Chief Executive Officer John C. Pollok Senior Executive Vice President Chief Financial Officer James C. Mabry IV Executive Vice President Investor Relations and Mergers & Acquisitions

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